EATON VANCE EMERGING MARKETS LOCAL INCOME FUND
EATON VANCE GLOBAL MACRO FUND
EATON VANCE INTERNATIONAL INCOME FUND
EATON VANCE STRATEGIC INCOME FUND
Supplement to Prospectuses
dated March 1, 2009

1. Subject to shareholder approval and receipt of any required tax rulings, the Boards of Trustees of each Fund and corresponding Portfolio (collectively, the "Funds") authorized the Funds to invest in commodites-related investments to the extent permitted by law. Commodities-related investments may include (but are not limited to) futures contracts on commodities and options thereon, commodity exchange-traded funds and notes, total return swaps on commodity indices, commodity-linked notes and commodity-related warrants. The value of commodities-related investments will generally be affected by overall market movements and factors specific to a particular industry or commodity, which may include weather, health, political and regulatory developments.

The Funds currently have a fundamental investment policy that prohibits the purchase or sale of physical commodities or entering into contracts for the purchase or sale of physical commodities, provided that a Fund may enter into futures and forward contracts on currency, securities, economic and other indices and may purchase and sell options on such futures contracts. At a joint special meeting of shareholders of each Fund to be held on September 25, 2009, each Fund will seek approval of an amendment to the foregoing policy to provide that each Fund may invest in all types of commodity-related investments to the extent permitted by law. Proxy materials containing information about the joint special meeting and the proposed change will be mailed to all shareholders of record as of July 24, 2009.

2. The following replaces the paragraph entitled "Repurchase Agreements" in "Investment Objective(s) & Principal Policies and Risks":

The Fund or Portfolio may enter into repurchase agreements (the purchase of a security coupled with an agreement to resell it at a specified date and price). In the event of the bankruptcy of the counterparty to a repurchase agreement, recovery of cash may be delayed. To the extent that, in the meantime, the value of the purchased securities may have decreased, a loss could result. Repurchase agreements which mature in more than seven days will be treated as illiquid. Except as stated in the next sentence, the terms of a repurchase agreement will provide that the value of the collateral received by the Fund or Portfolio underlying the repurchase agreement will always be at least equal to the repurchase price, including any accrued interest earned on the agreement, and will be marked to market daily. The terms of a repurchase agreement entered into to facilitate a short sale may provide that the value of collateral received by the Fund is less than the repurchase price, subject to the requirements of the Investment Company Act of 1940, as amended. In such a case, the Fund or Portfolio will segregate liquid assets equal to the marked to market value of its obligation to the counterparty to the repurchase agreement.

June 19, 2009